EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of June 15, 2001

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 51	F&G 780 MOD II	300	Forest Oil		Eugene Island 273	Damaged in blowout and subsequent fire. Rig likely to be towed to shipyard for additional damage or repair evaluation.
ENSCO 54	F&G 780 MOD II	300	El Paso	High 40's	S. Timbalier 270	8/01
ENSCO 55	F&G 780 MOD II	300	Dominion	Low 50's	Ship Shoal 249	Next to Forest Oil, low 50's, Jun. - Dec. 01
ENSCO 60	Levingston 111-C	300	Kerr McGee	High 40's	S. Timbalier 214	8/01
ENSCO 64	MLT 53	250	Shipyard
ENSCO 67	MLT 84 Class	400	Inspection		E. Cameron 368	Next to W&T, mid 60's, mid Jun. to mid Aug.
ENSCO 68	MLT 84 Class	350	Transworld	Low 60's	Vermillion 369	8/01
ENSCO 69	MLT 84 Class	400	Samedan	High 50's	Vermillion 371	7/01
ENSCO 81	MLT 116-C	350	Houston Expl.	Mid 60's	Mustang Island A-31	9/01
ENSCO 82	MLT 116-C	300	BP	Mid 60's	Mustang Island 487	12/01
ENSCO 83	MLT 82 SD-C	250	Houston Expl.	Low 50's	High Island 138	7/01
ENSCO 84	MLT 82 SD-C	250	Ocean Energy	Low 50's	High Island A-329	7/01
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Low 50's	Mobile Bay 822	Month to month
ENSCO 87	MLT 116-C	350	W&T	Mid 50's	W. Cameron 610	7/01
ENSCO 88	MLT 82 SD-C	250	ExxonMobil	Low 50's	Galveston 209	Month to month
ENSCO 89	MLT 82 SD-C	250	ExxonMobil	Low 50's	S. Timbalier 55	Month to month
ENSCO 90	MLT 82 SD-C	250	Bois d' Arc	High 40's	S. Pelto 5	10/01, market rates
ENSCO 93	MLT 82 SD-C	250	BP	Mid 50's	Mat Island 622	12/01, market rates
ENSCO 94	Hitachi C-250	250	ExxonMobil	Low 50's	Grand Isle 16	7/01
ENSCO 95	Hitachi C-250	250	Chevron	Low 50's	S. Timbalier 151-O	Well to well
ENSCO 98	MLT 82 SD-C	250	UNOCAL	High 40's	Vermillion 26	4/02, market rates
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Low 50's	Mobile Bay 112	Month to month

Semisubmersible
ENSCO 7500	Semisubmersible	7500	Burlington	Low 180's	Miss. Canyon 561	12/03

Platform Rigs
ENSCO 21	2000 HP API		Available		Amelia, LA	6/01
ENSCO 22	2000 HP API		Available		Amelia, LA	6/01
ENSCO 23	2000 HP API		Available		Amelia, LA	6/01
ENSCO 24	2000 HP API		ExxonMobil	Mid 20's	S. Pass 89	8/01
ENSCO 25	3000 HP API		Texaco	Low 20's	Viosca Knoll 786	1/02
ENSCO 26	3000 HP API		ExxonMobil	Low 30's	Aliminos Canyon 25	12/01
ENSCO 29	3000 HP API		Texaco	Low 20's	West Delta 109	9/01

North Sea
ENSCO 70	Hitachi K1032N	250	DONG/Phillips	Low 70's	Denmark 5603/28-4	Nov. 01
ENSCO 71	Hitachi K1032N	225	Maersk	High 60's	Denmark Gorm N-64	7/01, then low 70's for one well. 21 days shipyard downtime in Q3
ENSCO 72	Hitachi K1025N	225	Burlington	Low 70's	UK - Irish Sea	Nov. 01
					113/24A
ENSCO 80	MLT-116-CE	225	HRL	Low 60's	110/2A	Next to Phillips, mid 70's, Sep. - Oct. 01
ENSCO 85	MLT-116-C	225	BP	Low 60's	Dutch Rijn p/15-A	Next to Clyde, high 60's, Aug. - Sep. 01
ENSCO 92	MLT-116-C	225	Conoco	Low 70's	UK - 49/16-13	Jan. 01, market rates
ENSCO 100	MLT-150-88	325	VEBA	Low 40's	Dutch F2/A4	Jul. 01; options at same rate to Jan. 02
ENSCO 101	KFELS MOD V	400	DONG	Low 90's	Denmark 29-6, SA9	Apr. 02

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	BP	High 30's	West Java Sea,	Jan. 02
					Indonesia
ENSCO 52	F&G 780 Mod II	300	Shell Thailand	Low 50's	Nuang Nuan, Thailand	Next to Petronas, mid 50's, Jun. 01 - Oct. 02
ENSCO 53	F&G 780 Mod II	300	VietsovPetro	Low 30's	White Tiger Field,	Next to Unocal, high 50's, Jul. 01- Apr. 02
					Vietnam
ENSCO 56	F&G 780 Mod II	300	Apache Energy	Low 70's	WA-20L, Australia	May 02
ENSCO 57	F&G 780 Mod II	300	Unocal	Mid 20's	Yala Field, Thailand	Jan. 02
ENSCO 96	Hitachi C-250	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Oct. 01
ENSCO 97	MLT 82-SD-C	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Next to Maersk Qatar, high 40's
						Jul. 01 - Jul. 02

South America
ENSCO I	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	Apr. 04; assigned to PDVSA, Jan. 01 - Jul. 01
ENSCO II	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	May 04; assigned to Shell, Jun. 01 - 02
ENSCO III	Barge Rig		Chevron	Low 40's	Lake Maracaibo	Jul. 04
ENSCO V	Barge Rig		available		Lake Maracaibo
ENSCO VI	Barge Rig		available		Lake Maracaibo
ENSCO XI	Barge Rig		available		Lake Maracaibo
ENSCO XII	Barge Rig		Committed		Lake Maracaibo	To Venture Production (Trinidad) Ltd., high 20's, Aug. 01 - Feb. 02
ENSCO XIV	Barge Rig		stacked		Lake Maracaibo
ENSCO XV	Barge Rig		stacked		Lake Maracaibo